UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
 __________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2005

Commission File Number 0-49659

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XRG, INC.
(Exact name of registrant as specified in its charter)

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DELAWARE (State or other jurisdiction of incorporation or organization)	58-2583457 (IRS Employer Identification No.)

601 Cleveland Street, Suite 820 Clearwater, Florida (Address of principal executive offices)	33755 (Zip Code)

(727) 475-3060
(Registrant's telephone number)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 1.01	Entry into Material Definitive Agreements
Item 3.02	Unregistered Sales of Equity Securities
Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officer
Signature
Exhibit 99.1	Subscription Agreement
Exhibit 99.2	Promissory Note
Exhibit 99.3	Common Stock Purchase Warrant
Exhibit 99.4	Form of Action by Written Consent of Shareholders of XRG, Inc.

Item 1.01  Entry into Material Definitive Agreements

Item 3.02  Unregistered Sales of Equity Securities

                 Additional $600,000 Barron Partners, LP working capital advance. On August 2, 2005, XRG, Inc. ("XRG") received $600,000 from Barron Partners, LP ("Barron") as an additional working capital infusion. The Agreements were executed on July 29, 2005. This funding is the form of units ("Units"), consisting of promissory notes, common stock and common stock purchase warrants. Each $60,000 Unit consist of a $45,000 note, 7,500 shares of common stock with a purchase price of $2.00 per share and warrants to acquire 375,000 shares of the Company's common stock exercisable at $2.00, subject to adjustment. Accordingly, in the aggregate, XRG has issued $450,000 of promissory notes bearing interest at 18% per annum with a maturity date of December 31, 2005. In addition, XRG is obligated to issue Barron 75,000 shares of its common stock at a purchase price of $2.00 per share, for a total purchase price of $150,000. XRG is also obligated to issue Barron common stock purchase warrants to acquire up to 3,750,000 of its common stock exercisable at $2.00 per share, subject to adjustment, as more fully provided in the form of the documents attached hereto. These warrants have cashless exercise, registration rights, and most favored nation's anti-dilution protection.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officer

                 On August 5, 2005, XRG received the written consents from the holders of 9,416,042 shares of its common stock, representing approximately 62% of its outstanding common stock appointing Richard Francis, Terence Leong and Michael Cronin as directors to service until the next annual meeting of shareholders or until such individual successors have been duly elected and qualified. In addition, these shareholders also consented to the removal of Stephen Couture as a director of XRG. These shareholders also ratified and approved the appointment of Mahoney Cohen & Co., CPA, as XRG's independent outside auditors for fiscal year ending March 31, 2005. Reference is hereby made to the Definitive Information Statement on Schedule 14C, which will be filed on or about August 5, 2005 for additional information regarding these actions.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 3, 2005	XRG, INC.

	By:	/s/ Richard Francis

	Print Name:	Richard Francis
	Title:	Chief Executive Officer

EXHIBITS TO FORM 8-K

Exhibit No.	Description

99.1	Subscription Agreement
99.2	Promissory Note
99.3	Common Stock Purchase Warrant
99.4	Form of Action by Written Consent of Shareholders of XRG, Inc.